UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 14, 2022 (April 12, 2022)

THE PROCTER & GAMBLE COMPANY
 (Exact Name of Registrant as Specified in Charter)

Ohio	001-00434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio 45202
 (Address of Principal Executive Offices, and Zip Code)

513-983-1100
Registrant’s Telephone Number, Including Area Code

   (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without Par Value	PG	New York Stock Exchange
2.000% Notes due 2022	PG22B	New York Stock Exchange
1.125% Notes due 2023	PG23A	New York Stock Exchange
0.500% Notes due 2024	PG24A	New York Stock Exchange
0.625% Notes due 2024	PG24B	New York Stock Exchange
1.375% Notes due 2025	PG25	New York Stock Exchange
0.110% Notes due 2026	PG26D	New York Stock Exchange
4.875% EUR notes due May 2027	PG27A	New York Stock Exchange
1.200% Notes due 2028	PG28	New York Stock Exchange
1.250% Notes due 2029	PG29B	New York Stock Exchange
1.800% Notes due 2029	PG29A	New York Stock Exchange
6.250% GBP notes due January 2030	PG30	New York Stock Exchange
0.350% Notes due 2030	PG30C	New York Stock Exchange
0.230% Notes due 2031	PG31A	New York Stock Exchange
5.250% GBP notes due January 2033	PG33	New York Stock Exchange
1.875% Notes due 2038	PG38	New York Stock Exchange
0.900% Notes due 2041	PG41	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended tramsition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 14, 2022, The Procter & Gamble Company (the "Company") announced that David S. Taylor, Executive Chairman of the Board, will retire from the Company, effective June 30, 2022. The Company also announced that Jon R. Moeller, currently President and Chief Executive Officer and a member of the Board of Directors (“the Board”), has been appointed Chairman of the Board, in addition to his current responsibilities, effective July 1, 2022, to serve at the pleasure of the Board.

In addition, the non-employee Directors of the Board reappointed Joseph Jimenez as the Board’s independent Lead Director.

The Company is filing the information under this item pursuant to Item 5.02, "Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers."

ITEM 7.01    REGULATION FD DISCLOSURE

The Company issued a news release on April 14, 2022, announcing Mr. Taylor’s retirement and Mr. Moeller’s appointment. A copy of this news release is furnished as Exhibit 99.1

The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, "Regulation FD Disclosure."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	News Release by The Procter & Gamble Company dated April 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:  /s/ Sandra T. Lane
                Sandra T. Lane
              Assistant Secretary
              April 14, 2022

INDEX TO EXHIBIT(S)

Exhibit Number	Description
99.1	News Release by The Procter & Gamble Company dated April 14, 2022.